                        Term Sheet Dated June 16, 2000

                       $941,000,000 Offered (approximate)


                          [LOGO OF CONSECO GOES HERE]



                     Conseco Finance Securitizations Corp.

                                     Seller



                             Conseco Finance Corp.

                                    Servicer




                Certificates for Home Equity Loans Series 2000-D


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.
This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document). Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         TERM SHEET DATED June 16, 2000
                     Conseco Finance Securitizations Corp.
               Certificates for Home Equity Loans, Series 2000-D
                       $941,000,000 Offered (Approximate)
                              Subject to Revision

SELLER:        Conseco Finance Securitizations Corp. ("Conseco Securitizations")

SERVICER:      Conseco Finance Corp. ("Conseco Finance")

TRUSTEE:       U.S. Bank Trust National Association

LEAD MANAGER:  Lehman Brothers

CO-MANAGERS:   Credit Suisse First Boston, First Union Securities, Merrill
               Lynch


------------------------------------------------------------------------------------------------------------------------------------

                                                           Offered Certificates
------------------------------------------------------------------------------------------------------------------------------------


                              Est. WAL       Est. WAL         Est. Prin.        Est. Prin.
          Approx.               (yrs)         (yrs)             Window            Window
           Size                  To            To               (mos)             (mos)         Final Scheduled     Expected Ratings

Class     ($MM)     Type      Call (1)       Maturity        To Call (1)        To Maturity     Distribution Date       S&P/Moody's
------------------------------------------------------------------------------------------------------------------------------------

A-1       356.00    Senior      1.00           1.00           1 - 22 (22)        1 - 22  (22)       10/2031              AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------

A-2        74.00    Senior      2.00           2.00           22 - 27 (6)       22 - 27  (6)        10/2031              AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------

A-3       226.00    Senior      3.00           3.00          27 - 49 (23)       27 - 49  (23)       10/2031              AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------

A-4       141.00    Senior      5.00           5.20          49 - 69 (21)       49 - 119 (71)       10/2031              AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------

A-5       138.00    Senior      5.71           7.63           69 - 69 (1)       70 - 119 (50)       10/2031              AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------

B-1(2)       6.0      Sub.      4.71           6.21          37 - 69 (33)       37 - 123 (87)       10/2031              BBB+/Baa1
------------------------------------------------------------------------------------------------------------------------------------

(1) All Offered Certificates are priced to the 20% call, as further described herein.
(2)  Subject to the Available Funds Pass-Through Rate described herein.


--------------------------------------------------------------------------------
                                 Pricing Speed
--------------------------------------------------------------------------------
125% PPC - 100% prepayment assumption assumes a constant prepayment of 4% in month one increased by approximately an additional 1.45% each month to 20% CPR in month twelve, and remaining at 20% CPR thereafter
--------------------------------------------------------------------------------



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               SUMMARY OF TERMS
                               ----------------

Seller:                   Conseco Finance Securitizations Corp.

Servicer:                 Conseco Finance Corp. ("Conseco")

Trustee:                  U.S. Bank Trust National Association

Offering:                 Public: subject to a variance of plus or minus 5.0%.

Underwriters:             Lehman Brothers (Lead),
                          Credit Suisse First Boston (Co),
                          First Union Securities (Co),
                          Merrill Lynch (Co).

Certificate Insurer:      Financial Security Assurance Inc. ("FSA")

Rating Agencies:          Standard & Poors and Moody's Investors Service

Statistical
Calculation Date:         May 31, 2000

Expected Cut-off Date:    The trust will be entitled to receive all payments due
                          after May 31, 2000 for all loans other than the Additional Loans (added prior to closing) and Subsequent Loans (added after closing.). For each
                          Additional Loan, the trust will be entitled to receive all payments due after June 30, 2000. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Expected Closing Date:    June 28, 2000

Expected Pricing Date:    Week of June 19, 2000

Registration:             The Offered Certificates will be available in book-
                          entry form through DTC.

Non-Offered Class
B-2 Certificates:         $59,000,000 Class B-2 Certificates will not be offered
                          in this transaction.

Record Date:              The business day just before the Payment Date.

Payment Date:             The 15th day of each month (or if such 15th day is not
                          a business day, the next succeeding business day) commencing in July 2000.

Coupon Type:              The Offered Certificates will bear interest at fixed
                          rates. The Class B Certificates will be subject to the Available Funds Pass-Through Rate as described herein.

Day Count:                30/360

Denominations:            $1,000 minimum and integral multiples of $1,000 in
                          excess thereof.

Tax Status:               REMIC Election

ERISA: The Class A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           -------------------------

Loans: The Loans (the "Loans") will consist primarily of conventional, fully amortizing and balloon, first, second, and third lien, fixed rate closed end, one- to four-family residential home equity loans. The statistical information presented in this Term Sheet is with respect to the Initial Loans (the "Initial Loans") and is based on balances as of the close of business on May 31, 2000. The Initial Loans consist of 6,982 loans, with a principal balance of approximately $ 421,030,597.20.

Additional Collateral:    Between the Statistical Calculation Date and the
                          Expected Closing Date, the Seller expects to deposit
                          Additional Loans ("Additional Loans").

Pre-Funding Feature
and Subsequent Loans:     On the Closing Date, a portion of the proceeds from
                          the sale of the Offered Certificates (the "Pre-Funded
                          Amount") may be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase subsequent loans (the
                          "Subsequent Loans") during the period (not longer than 90 days) following the Closing Date (the "Pre-Funding
                          Period"). The Pre-Funded Amount is not expected to exceed 25% of the aggregate original principal balances of the Offered Certificates. The Pre-Funded
                          Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases.
                          Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A-1 Certificates and if the principal balance of such class has been reduced to zero, then to the Class
                          A-2, Class A-3, Class A-4, Class A-5, Class B-1 and
                          Class B-2 Certificates, in that order of priority.

Final Home Equity
Loan Group:               The final pool of home equity loans in the trust will
                          be based on balances as of the related Cut-off Date.

Source for Calculation
of One-Month LIBOR:       Telerate page 3750.

Servicing Fee Rate:       50 basis points

Distributions:            On each Payment Date distributions on the certificates
                          will be made to the extent of the Amount Available.
                          The "Amount Available" will generally consist of payments made on or in respect of the Loans plus any insured payments made by FSA, and will include amounts otherwise payable to the Servicer (so long as Conseco is the Servicer) as the monthly Servicing Fee and amounts otherwise payable to the Class C Certificates.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest on the
Class A, B-1, and B-2
Certificates:             Following payment to FSA of the premium amount with
                          respect to each Payment Date, the Amount Available will be distributed to pay interest as follows:

                          . first, to each class of the Class A Certificates (A-1, A-2, A-3, A-4, A-5), pro rata;
                          . then to the Class B-1 Certificates, and . then to the Class B-2 Certificates.

                          Interest will accrue on the outstanding Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 principal balances, the Class B-1 adjusted principal balance, and the Class B-2 adjusted principal balance at the related pass-through rate calculated on a 30/360 basis. Interest on the outstanding Class A principal balance, the Class B-1 adjusted principal balance, and the Class B-2 adjusted principal balance as applicable, will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                          The adjusted principal balance of any of the Class B-1 and Class B-2 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

Interest Shortfalls
And Carryovers:           If the Amount Available on any Payment Date is
                          insufficient to make the full distributions of interest to a class of Offered Certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among the certificates comprising such class
                          (the Class A Certificates being treated as a single class for this purpose). Any interest due but unpaid from a prior Payment Date will also be due on the next
                          Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

                          Draws previously made under the insurance policy and any other amounts owed to FSA not previously reimbursed will be carried forward for reimbursement to FSA.

Available Funds
Pass-Through
Rate:
                          The "Available Funds Pass-Through Rate" for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Loan Rates on the then outstanding Loans. The "Expense Adjusted Loan Rate" on any Loan is equal to the then applicable home equity loan interest rate thereon, minus the Servicing Fee and the FSA insurance premium. Interest payable to the Class B Certificates may be limited on any Payment Date by the Available Funds Pass-Through Rate.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            PRINCIPAL DISTRIBUTIONS
                            -----------------------

On each Payment Date after all interest is distributed to the Class A, Class B-1, and Class B-2 Certificateholders, the remaining Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

          i) first, to the Class A Certificates, the Class A Formula Principal Distribution Amount;
          ii) then, to the Class B-1 Certificates, the Class B-1 Formula Principal Distribution Amount; and
          iii) then, to the Class B-2 Certificates, the Class B-2 Formula Principal Distribution Amount.

On each Payment Date, the Class A Formula Principal Distribution Amount will be distributed as follows: first, to the Class A-1 Certificates until the Class A-1 Certificate Principal Balance is reduced to zero, second to the Class A-2 Certificates until the Class A-2 Certificate Principal Balance has been reduced to zero, third to the Class A-3 Certificates until the Class A-3 Certificate Principal Balance has been reduced to zero, fourth to the Class A-4 Certificates until the Class A-4 Certificate Principal Balance has been reduced to zero, and fifth to the Class A-5 Certificates until the Class A-5 Certificate Principal Balance has been reduced to zero.

If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Amount Available remaining after payments on Offered Certificates with a higher payment priority are made will be distributed pro-rata among the certificates comprising such class.

Formula Principal
Distribution Amount:      On each Payment Date will be equal to the sum of (i)
                          all scheduled payments of principal due on each outstanding loan during the related due period, (ii) the scheduled principal balance of each loan which, during the related due period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such due period in respect of each loan, (iv) the scheduled principal balance of each loan that became a liquidated loan during the related due period and (v) any amount described in clauses (i) through
                          (iv) above that was not previously distributed because of an insufficient amount of funds available in the certificate account and (vi) any additional amount required to reach the Target Overcollateralization
                          Amount.

Stepdown Date:            The later to occur of (A) the Payment Date in July
                          2003 and (B) the first Payment Date on which the Class
                          A Principal Balance is less than or equal to 83.00% of the Pool Scheduled Principal Balance.

Trigger Event:            A Trigger Event will exist on any Payment Date on
                          which:

                          (i) The three month rolling average of the 90 plus day delinquencies (including foreclosures and
                                 REOs) exceeds 48.5% of the Senior Enhancement Percentage; or,

                          (ii) The Cumulative Realized Losses Test is not satisfied; or,

                          (iii)  The Rolling Loss Test is not satisfied.

Senior Enhancement
Percentage:               The Senior Enhancement Percentage for any Payment Date
                          will equal the percentage obtained by dividing: (i) the excess of (A) the Pool Scheduled Principal Balance over (B) Class A Principal Balance, by (ii) the Pool
                          Scheduled Principal Balance.

Cumulative Realized
Losses Test:              The Cumulative Realized Losses Test is satisfied for
                          any Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                                   Month              Percentage
                                   -----              ----------
                                   37 - 48              3.65%
                                   49 - 60              4.75%
                                   61 - 84              5.50%
                                   85 and thereafter    6.00%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Rolling Loss Test:        The Rolling Loss Test is satisfied for any Payment
                          Date if the percentage obtained by dividing (i) the aggregate losses on the loans during the 12 months preceding a payment date, by (ii) the Pool Scheduled
                          Principal Balance at the beginning of such 12 month period, is less than the percentage set forth below at the specified period:

                                      Month              Percentage
                                      -----              ----------
                                      37 - 48              2.50%
                                      49 - 72              3.00%
                                      73 - 84              2.00%
                                      85 and thereafter    1.00%

Pool Scheduled Principal
Balance: The Pool Scheduled Principal Balance means, for any Payment Date, the aggregate Scheduled Principal Balance for such Payment Date of all Loans that were outstanding during the immediately preceding due period.

Class A Formula
Principal Distribution
Amount: If the Payment Date is prior to the Stepdown Date or a Trigger Event exists, the Formula Principal Distribution Amount for such Payment Date (but in no event greater than the then outstanding Class A Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess of (A) the Class A Principal Balance (B) over the lesser of (a) 83.00% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 2.00% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Class B-1 Formula
Principal Distribution
Amount: If the Payment Date is (A) prior to the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the Class A Formula Principal Distribution Amount (but in no event more than the then outstanding Class B-1 Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the then outstanding Class B-1 Principal Balance) of (i) the sum of (A) the Class A Principal Balance and (B) the Class B-1 Adjusted Principal Balance minus the amount of principal actually distributed on such Payment Date on the Class A Certificates over (ii) the lesser of
                          (a) 84.20% of the Pool Scheduled Principal Balance or
                          (b) the Pool Scheduled Principal Balance less 2.00% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Class B-2 Formula
Principal Distribution
Amount: If the Payment Date is (A) prior to the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class A Formula Principal Distribution Amount and the Class B-1 Formula Principal Distribution Amount (but in no event greater than the then outstanding Class B-2 Principal Balance). If the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the then outstanding Class B-2 Principal Balance) of (i) the sum of the Class A Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance minus the amount of principal actually distributed on such Payment Date on the Class A and the Class B-1 Certificates over (ii) the lesser of (a) 96.00% of the Pool Scheduled Principal Balance or (b) the Pool Scheduled Principal Balance less 2.00% of the Pool Scheduled Principal Balance as of the Cut-off Date.

Overcollateralization:    There will be initial overcollateralization of
                          approximately 0.0% building to the Target
                          Overcollateralization Amount (as described herein).

                          The Certificateholders will be entitled to receive additional distributions in respect of principal on each Payment Date to the extent there is any amount available remaining after payment of all interest and principal on the Certificates, the Monthly Servicing Fee to the Servicer, and the FSA insurance fee for such Payment Date, until the overcollateralization amount equals the Target Overcollateralization Amount. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus Supplement.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Target
Overcollateralization
Amount: If an Overcollateralization Trigger Event does not exist, the Target Overcollateralization Amount will equal 2.00% of the sum of (A) the aggregate Cut-off Date principal balance of Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the Pre-Funding Account on the Closing Date.

                          If an Overcollateralization Trigger Event exists, the Target Overcollateralization Amount will equal the greater of (i) 2.00% of the sum of (A) the aggregate Cut-off Date principal balance of Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the Pre-Funding Account on the Closing Date, or (ii) the aggregate principal balance of all 90 day and over delinquent loans (including foreclosures and REOs) minus the current balance of the subordinate certificates.

Overcollateralization
Trigger Event:            An Overcollateralization Trigger Event will exist on
                          any Payment Date on which:

                          (i) The three month rolling average of the 90 plus day delinquencies (including foreclosures and
                                 REOs) exceeds 50% of the Senior Enhancement
                                 Percentage; or,

                          (ii) The Overcollateralization Cumulative Realized Losses Test is not satisfied; or,

                          (iii) The Overcollateralization Rolling Loss Test is not satisfied.

Overcollateralization
Cumulative Realized
Losses Test:              The Overcollateralization Cumulative Realized Losses
                          Test is satisfied for any Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                                Month               Percentage
                                -----               ----------
                                1 - 12                 1.95%
                                13 - 24                2.70%
                                25 - 36                4.65%
                                37 - 48                5.50%
                                49 - 84                5.75%
                                85 and thereafter      6.25%

Overcollateralization
Rolling Loss Test:        The Overcollateralization Rolling Loss Test is
                          satisfied for any Payment Date if the percentage obtained by dividing (i) aggregate losses on the loans during the 12 months preceding a payment date, by (ii) the Pool Scheduled Principal Balance at the beginning of such 12 month period is less than the percentage set forth below at the specified period:

                                Month               Percentage
                                -----               ----------
                                1 - 24                 1.25%
                               25 - 36                 1.75%
                               37 - 48                 2.75%
                               49 - 72                 3.25%
                               73 - 84                 2.25%
                               85 and thereafter       1.25%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Subordination
Percentage:               Credit enhancement with respect to the Certificates
                          will be provided by subordination, overcollateraliza-tion, and, with respect to the Class A Certificates, the FSA insurance policy.

                                  Initial Subordination:
                                  ----------------------
                                  Class                      Percent
                                  -----                      -------
                                  A                          6.50%
                                  B-1                        5.90%
                                  B-2                        0.00%

                                  After Stepdown Date:
                                  --------------------
                                  Class                      Target Percent
                                  -----                      --------------
                                  A                          17.00%
                                  B-1                        15.80%
                                  B-2                         4.00%

FSA Insurance Policy:     FSA will issue a financial guaranty certificate
                          insurance policy pursuant to which it will irrevocably and unconditionally guarantee the timely payment of interest and ultimate payment of principal on the Class A Certificates.

Servicer Termination
Rights: FSA will have the right but not the obligation to terminate the Servicer in the event that the Servicer is in default under the terms of the Pooling and Servicing Agreement, or if the Servicer Termination Delinquency Test, Servicer Termination Cumulative Realized Losses Test, or Servicer Termination Rolling Loss Test are not satisfied.

Servicer Termination
Delinquency Test:         The Servicer Termination Delinquency Test is satisfied
                          for any Payment Date if the three month rolling average of the 90 plus day delinquencies (including foreclosures and REOs) exceeds 52% of the Senior
                          Enhancement Percentage.

Servicer Termination
Cumulative Loss Test:     The Servicer Termination Cumulative Loss Test is
                          satisfied for any Payment Date if the cumulative realized loss ratio for the loans for such Payment
                          Date is less than or equal to the percentage set forth below for the specified period:

                                  Month                      Percentage
                                  -----                      ----------
                                  1 - 12                        2.25%
                                 13 - 24                        3.00%
                                 25 - 36                        4.25%
                                 37 - 48                        4.75%
                                 49 - 60                        5.25%
                                 61 and thereafter              6.00%

Servicer Termination
Rolling Loss Test:        The Servicer Termination Rolling Loss Test is
                          satisfied for any Payment Date if the percentage obtained by dividing (i) aggregate losses on the loans during the 12 months preceding a Payment Date, by (ii) the Pool Scheduled Principal Balance at the beginning of such 12 month period is less than or equal to the percentage set forth below for the specified period:

                                  Month                      Percentage
                                  -----                      ----------
                                  1 - 24                       1.50%
                                 25 - 36                       2.00%
                                 37 - 48                       3.00%
                                 49 - 72                       3.50%
                                 73 - 84                       2.50%
                                 85 and thereafter             1.50%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        --------------------------------

Losses on Liquidated
Loans: If net liquidation proceeds from liquidated loans in the respective collection period are less than the scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed first by the Class C Certificateholders, then by the Servicing Fee otherwise payable to the Servicer (as long as Conseco Finance is the Servicer), then by a reduction in the overcollateralization amount, if any, then by the Class B-2 Certificateholders, then by the Class B-1 Certificateholders, and then by the FSA financial guaranty certificate insurance policy.

Purchase Option
Auction Sale:             Beginning on the Payment Date when the scheduled
                          principal balance of the loans is less than 20% of the Cut-off Date Pool Principal Balance of the loans, the holder of the Class C Certificates will have the right to repurchase all of the outstanding loans, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.

                          If the holder of the Class C Certificates does not exercise this Purchase Option, then on the next Payment Date the Trustee will begin an auction process to sell the loans and the other trust assets, but the Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon. If the first auction of the trust property is not successful because the highest bid received is too low, then the Trustee will conduct an auction of the loans every third month thereafter, unless and until an acceptable bid is received for the trust property.

                          If the Purchase Option is not exercised by the holder of the Class C Certificates, excess cashflow after all payments of interest and principal due on all certificates and payment of monthly servicing fee are made will be used to paydown principal as follows:

                          (i) first, to the Class A Certificates pro rata until the principal balance of the Class A Certificates is reduced to zero,

                          (ii) second, to the Class B-1 Certificates and the Class B-2 Certificates, pro-rata based on the outstanding principal balance, until the related certificate principal balances of the Class B Certificates are reduced to zero.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        DESCRIPTION OF THE INITIAL LOANS
                        --------------------------------

                                    Summary

------------------------------------------------------------------------------------------------------------------------------------

                                                                                Total                Minimum                 Maximum

                                                                                -----                -------                 -------

Statistical Calculation Date Aggregate Principal Balance              $421,030,597.20
Number of Loans                                                                 6,982
Average Original Loan Balance                                         $     60,491.26               $7,600.00            $364,641.95
Average Current Loan Balance                                          $     60,302.29               $7,589.76            $364,281.32
Weighted Average Combined LTV                                                   89.88%                  5.71%                100.00%
Weighted Average Gross Coupon                                                   12.57%                  7.10%                 21.74%
Weighted Average Remaining Term to Maturity (months)                              284                      45                    360
Weighted Average Original Term (months)                                           286                      48                    360
Weighted Average FICO Credit Score                                                625
Weighted Average Debt to Income Ratio                                            42.8%
------------------------------------------------------------------------------------------------------------------------------------


                      -------------------------------------------------------------------------------------------

                                                                               Percent of Cut-Off
                                                                             Date Principal Balance
                                                                             ----------------------
                               Fully Amortizing Loans                                  75.2%
                               Balloon Home Equity Loans                               24.8%

                               Lien Position
                                    First                                               75.6%
                                    Second                                              24.1%
                                    Third                                                0.3%

                               Property Type
                                    Single Family                                       92.4%
                                    Manufactured                                         5.2%
                                    Condominium                                          0.9%

                               Occupancy Status
                                    Primary                                             97.9%
                                    Investment                                           2.1%

                               Geographic Distribution*
                                    California                                          10.6%
                                    New York                                             6.2%
                                    Florida                                              5.7%
                                    Michigan                                             5.6%

                               Credit Grade
                                    A-1                                                 56.7%
                                    A-2                                                 20.5%
                                    B                                                   17.6%
                                    C                                                    4.1%
                                    D                                                    1.0%

                               Delinquency
                                    0 - 29 Days                                         98.0%
                                   30 - 59 Days                                          2.0%
                      -------------------------------------------------------------------------------------------
                      *No other state constitutes more than 5.0% of the initial collateral pool.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                   -----------------------------------------



===================================================================================================================================

                                                       GEOGRAPHIC DISTRIBUTION
                                      Number of Loans                  Aggregate Principal             % of Outstanding Principal
                                   as of the Statistical          Balance Outstanding as of the       Balance as of the Statistical
State or Territory                   Calculation Date              Statistical Calculation Date            Calculation Date (1)
===================================================================================================================================

Alabama                                      250                        $ 15,006,449.50                           3.56%
Arkansas                                      70                           4,345,046.75                           1.03
Arizona                                      151                           7,380,003.51                           1.75
California                                   596                          44,568,109.83                          10.59
Colorado                                     162                          10,715,799.79                           2.55
Connecticut                                  168                           9,825,687.71                           2.33
Washington D.C.                               15                             721,765.47                           0.17
Delaware                                      29                           1,996,423.46                           0.47
Florida                                      337                          24,062,206.92                           5.72
Georgia                                      231                          15,698,276.09                           3.73
Iowa                                         144                           7,555,157.50                           1.79
Idaho                                         42                           2,564,411.62                           0.61
Illinois                                     252                          13,068,035.05                           3.10
Indiana                                      141                           7,633,707.59                           1.81
Kansas                                       131                           6,566,056.38                           1.56
Kentucky                                      85                           4,571,660.33                           1.09
Louisiana                                    132                           7,616,932.33                           1.81
Massachusetts                                133                           7,411,187.09                           1.76
Maryland                                     152                           9,176,041.46                           2.18
Maine                                         37                           1,547,726.02                           0.37
Michigan                                     417                          23,479,423.40                           5.58
Minnesota                                    151                           8,648,305.97                           2.05
Missouri                                     247                          13,863,327.08                           3.29
Mississippi                                   89                           4,723,438.41                           1.12
Montana                                       18                             874,435.91                           0.21
North Carolina                               240                          15,989,580.05                           3.80
North Dakota                                  21                             829,292.92                           0.20
Nebraska                                      84                           5,352,047.62                           1.27
New Hampshire                                 18                           1,092,615.38                           0.26
New Jersey                                   111                           6,491,230.44                           1.54
New Mexico                                    29                           2,340,187.14                           0.56
Nevada                                        85                           4,945,427.78                           1.17
New York                                     443                          26,118,742.07                           6.20
Ohio                                         253                          14,654,977.00                           3.48
Oklahoma                                     104                           5,532,518.95                           1.31
Oregon                                        53                           3,234,695.57                           0.77
Pennsylvania                                 365                          17,574,360.67                           4.17
Rhode Island                                  38                           2,290,062.71                           0.54
South Carolina                               134                           8,025,063.20                           1.91
South Dakota                                  33                           1,979,897.53                           0.47
Tennessee                                    127                           9,056,387.92                           2.15
Utah                                          31                           1,509,659.66                           0.36
Virginia                                     260                          15,403,512.85                           3.66
Vermont                                       21                           1,023,024.19                           0.24
Washington                                   129                          11,429,640.47                           2.71
Wisconsin                                    105                           5,682,877.98                           1.35
West Virginia                                 44                           2,485,237.30                           0.59
Wyoming                                       74                           4,369,942.63                           1.04
====================================================================================================================================

Total:                                     6,982                        $421,030,597.20                         100.00%

  (1) Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                   -----------------------------------------


====================================================================================================================================
                                                    ORIGINAL LOAN AMOUNT DISTRIBUTION


                                             Number of Loans                 Aggregate Principal        % of Outstanding Principal
Range of                                 as of the Statistical        Balance Outstanding as of the    Balance as of the Statistical
Original Loan Amount                        Calculation Date            Statistical Calculation Date       Calculation Date (1)
------------------------------------------------------------------------------------------------------------------------------------

Less than 10,000                                    2                       $     17,260.05                        *
10,000 - 19,999                                 1,007                         14,844,439.61                       3.53%
20,000 - 29,999                                 1,116                         27,320,724.62                       6.49
30,000 - 39,999                                   868                         29,722,753.37                       7.06
40,000 - 49,999                                   671                         29,755,341.42                       7.07
50,000 - 59,999                                   630                         34,247,551.78                       8.13
60,000 - 69,999                                   523                         33,738,965.47                       8.01
70,000 - 79,999                                   422                         31,389,697.28                       7.46
80,000 - 89,999                                   348                         29,208,536.10                       6.94
90,000 - 99,999                                   274                         25,828,281.62                       6.13
100,000 - 109,999                                 217                         22,586,180.79                       5.36
110,000 - 119,999                                 181                         20,731,843.14                       4.92
120,000 - 129,999                                 149                         18,567,635.45                       4.41
130,000 - 139,999                                 124                         16,534,957.80                       3.93
140,000 - 149,999                                  84                         12,056,743.60                       2.86
150,000 - 159,999                                  75                         11,576,317.70                       2.75
160,000 - 169,999                                  45                          7,386,071.97                       1.75
170,000 - 179,999                                  45                          7,816,871.11                       1.86
180,000 - 189,999                                  27                          4,959,640.47                       1.18
190,000 - 199,999                                  34                          6,575,319.26                       1.56
200,000 - 209,999                                  20                          4,070,786.73                       0.97
210,000 - 219,999                                  15                          3,209,490.09                       0.76
220,000 - 229,999                                  17                          3,812,938.72                       0.91
230,000 - 239,999                                  10                          2,327,378.06                       0.55
240,000 - 249,999                                   5                          1,219,771.57                       0.29
250,000 - 259,999                                   6                          1,531,125.97                       0.36
260,000 - 269,999                                  13                          3,417,560.69                       0.81
270,000 - 279,999                                  11                          3,013,685.13                       0.72
280,000 - 289,999                                   6                          1,718,504.57                       0.41
290,000 - 299,999                                   8                          2,340,609.41                       0.56
300,000 - 309,999                                   7                          2,134,451.19                       0.51
310,000 - 319,999                                   4                          1,266,413.62                       0.30
320,000 - 329,999                                   5                          1,612,830.30                       0.38
330,000 - 339,999                                   5                          1,672,547.94                       0.40
340,000 - 349,999                                   1                            349,432.47                       0.08
Greater than or equal to 350,000                    7                          2,467,938.13                       0.59
------------------------------------------------------------------------------------------------------------------------------------

Total:                                          6,982                       $421,030,597.20                     100.00%

  *Indicates an amount greater than 0.00% but less than 0.005%
  (1) Percentages may not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                   -----------------------------------------

====================================================================================================================================

                                                     INTEREST RATE DISTRIBUTION

                                         Number of Loans                 Aggregate Principal             % of Outstanding Principal
Range of Home Equity                  as of the Statistical          Balance Outstanding as of the     Balance as of the Statistical
Loan Interest Rates                     Calculation Date              Statistical Calculation Date         Calculation Date (1)
====================================================================================================================================


7.000 - 7.999                                   8                    $    941,354.60                                0.22%
8.000 - 8.999                                  35                       5,175,982.75                                1.23
9.000 - 9.999                                 226                      29,039,967.58                                6.90
10.000 - 10.999                               481                      48,087,155.01                               11.42
11.000 - 11.999                               988                      82,510,863.39                               19.60
12.000 - 12.999                             1,574                     114,994,479.52                               27.31
13.000 - 13.999                             1,175                      55,013,645.94                               13.07
14.000 - 14.999                             1,394                      50,529,161.64                               12.00
15.000 - 15.999                               664                      22,973,300.55                                5.46
16.000 - 16.999                               246                       7,080,334.07                                1.68
17.000 - 17.999                               119                       2,998,134.78                                0.71
18.000 - 18.999                                41                       1,158,948.23                                0.28
19.000 - 19.999                                25                         423,473.16                                0.10
20.000 - 20.999                                 4                          80,826.46                                0.02
21.000 - 21.999                                 2                          22,969.52                                0.01
------------------------------------------------------------------------------------------------------------------------------------

Total:                                       6,982                  $421,030,597.20                               100.00%

  (1) Percentages may not add to 100% due to rounding.


====================================================================================================================================

                                                    REMAINING MONTHS TO MATURITY

                                     Number of Loans              Aggregate Principal                % of Outstanding Principal
Range of Remaining                as of the Statistical      Balance Outstanding as of the         Balance as of the Statistical
Months to Maturity                   Calculation Date         Statistical Calculation Date              Calculation Date (1)
------------------------------------------------------------------------------------------------------------------------------------
31 - 60                                        70                    $  1,449,644.31                              0.34%
61 - 90                                        47                       1,396,179.51                              0.33
91 - 120                                      488                      14,863,988.70                              3.53
121 - 150                                      52                       2,186,582.65                              0.52
151 - 180                                   1,100                      46,430,234.51                             11.03
181 - 210                                      12                         619,026.66                              0.15
211 - 240                                   2,317                     112,500,393.03                             26.72
241 - 270                                       4                         225,790.76                              0.05
271 - 300                                   1,081                      72,457,295.18                             17.21
301 - 330                                       6                         429,806.69                              0.10
331 - 360                                   1,805                     168,471,655.20                             40.01
------------------------------------------------------------------------------------------------------------------------------------

Total:                                      6,982                    $421,030,597.20                            100.00%

  (1) Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                     -----------------------------------------

====================================================================================================================================

                                                             LIEN POSITION


                                     Number of Loans              Aggregate Principal                  % of Outstanding Principal
                                  as of the Statistical      Balance Outstanding as of the            Balance as of the Statistical
Lien                                 Calculation Date         Statistical Calculation Date               Calculation Date (1)
------------------------------------------------------------------------------------------------------------------------------------


First                                       3,820                    $318,313,974.58                               75.60%
Second                                      3,119                     101,658,299.18                               24.15
Third                                          43                       1,058,323.44                                0.25
------------------------------------------------------------------------------------------------------------------------------------

Total:                                      6,982                    $421,030,597.20                              100.00%

(1) Percentages may not add to 100% due to rounding.


                                                    COMBINED LOAN-TO-VALUE RATIO
====================================================================================================================================

                                     Number of Loans              Aggregate Principal                  % of Outstanding Principal
Range of Combined                 as of the Statistical      Balance Outstanding as of the            Balance as of the Statistical
Loan-to-Value Ratios                 Calculation Date         Statistical Calculation Date                Calculation Date (1)
------------------------------------------------------------------------------------------------------------------------------------

5.01 - 10.00                               4                    $     67,897.00                                    0.02%
10.01 - 15.00                              4                          79,503.36                                    0.02
15.01 - 20.00                             14                         372,279.25                                    0.09
20.01 - 25.00                             16                         459,803.12                                    0.11
25.01 - 30.00                             21                         664,195.83                                    0.16
30.01 - 35.00                             28                         908,416.28                                    0.22
35.01 - 40.00                             28                         919,722.97                                    0.22
40.01 - 45.00                             44                       1,516,317.09                                    0.36
45.01 - 50.00                             59                       2,440,039.16                                    0.58
50.01 - 55.00                             44                       1,939,330.52                                    0.46
55.01 - 60.00                             87                       3,569,228.91                                    0.85
60.01 - 65.00                            110                       5,207,806.40                                    1.24
65.01 - 70.00                            174                       8,762,729.59                                    2.08
70.01 - 75.00                            245                      11,981,373.43                                    2.85
75.01 - 80.00                            427                      23,284,028.83                                    5.53
80.01 - 85.00                            674                      38,255,977.11                                    9.09
85.01 - 90.00                          1,179                      69,729,167.83                                   16.56
90.01 - 95.00                          1,904                     123,533,917.60                                   29.34
95.01 - 100.00                         1,920                     127,338,862.92                                   30.24
------------------------------------------------------------------------------------------------------------------------------------

Total:                                 6,982                    $421,030,597.20                                  100.00%

(1) Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                   -----------------------------------------

====================================================================================================================================

                                                         YEAR OF ORIGINATION

                                     Number of Loans              Aggregate Principal          % of Outstanding Principal Balance as
                                  as of the Statistical      Balance Outstanding as of the   of the Statistical Calculation Date (1)
     Year of Origination             Calculation Date         Statistical Calculation Date
------------------------------------------------------------------------------------------------------------------------------------

1989                                            1                      $     12,110.41                             *
1995                                            3                            57,316.89                            0.01%
1996                                            2                           116,532.88                            0.03
1997                                            8                           237,330.16                            0.06
1998                                           16                           734,699.88                            0.17
1999                                          293                        15,471,574.11                            3.67
2000                                        6,659                       404,401,032.87                           96.05
------------------------------------------------------------------------------------------------------------------------------------

Total:                                              6,982                    $421,030,597.20                              100.00%

*Indicates an amount greater than 0.00% but less than 0.005%
(1) Percentages may not add to 100% due to rounding.


-----------------------------------------------------------------------------------------------------
                               Assumed Additional Loan Characteristics
                               ---------------------------------------
-----------------------------------------------------------------------------------------------------
           Cut-off Date Pool       Wtd. Avg.       Wtd. Avg. WAM     Wtd. Avg. Orig       Wtd. Avg.
Pool       Principal Balance       Loan Rate           (Mo)             Term (Mo)        Amort Term
=====================================================================================================
  1            81,454,944.56           12.270              215                  215             359
  2            13,792,796.03           13.355              111                  111             111
  3            37,911,580.29           12.990              178                  178             178
  4            88,266,470.00           13.136              240                  240             240
  5           107,543,611.93           12.078              328                  328             328
-----------------------------------------------------------------------------------------------------
              328,969,402.80

                               Assumed Subsequent Loan Characteristics
                               ---------------------------------------
-----------------------------------------------------------------------------------------------------
           Cut-off Date Pool       Wtd. Avg.      Wtd. Avg. WAM      Wtd. Avg. Orig       Wtd. Avg.
Pool       Principal Balance       Loan Rate           (Mo)             Term (Mo)        Amort Term

=====================================================================================================
  1         57,416,283.17           12.270              215                215              359
  2         11,169,288.17           13.355              111                111              111
  3         31,855,967.20           12.990              178                178              178
  4         64,637,413.33           13.136              240                240              240
  5         84,921,048.13           12.078              328                328              328
-----------------------------------------------------------------------------------------------------
           250,000,000.00
-----------------------------------------------------------------------------------------------------

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       PREPAYMENT SCENARIOS - TO 20% CALL
                       ----------------------------------

                                                             ---------------
                                                                 Pricing
----------------------------------------------------------------------------------------------------------
PPC                                    75%           100%           125%           150%           175%
----------------------------------------------------------------------------------------------------------
A-1 (To Call)
Average Life (yrs.)                   1.43           1.16           1.00           0.89           0.80
First - Last Payment Date          07/00-04/03    07/00-08/02    07/00-04/02    07/00-01/02    07/00-11/01
Payment Windows (mos.)             1 - 34 (34)    1 - 26 (26)    1 - 22 (22)    1 - 19 (19)    1 - 17 (17)

A-2 (To Call)
Average Life (yrs.)                   3.08           2.42           2.00           1.72           1.51
First - Last Payment Date          04/03-11/03    08/02-02/03    04/02-09/02    01/02-05/02    11/01-02/02
Payment Windows (mos.)             34 - 41 (8)    26 - 32 (7)    22 - 27 (6)    19 - 23 (5)    17 - 20 (4)

A-3 (To Call)
Average Life (yrs.)                   4.76           3.69           3.00           2.50           2.15
First - Last Payment Date          11/03-12/06    02/03-07/05    09/02-07/04    05/02-11/03    02/02-03/03
Payment Windows (mos.)             41 - 78 (38)   32 - 61 (30)   27 - 49 (23)   23 - 41 (19)   20 - 33 (14)

A-4 (To Call)
Average Life (yrs.)                   8.01           6.20           5.00           4.18           3.50
First - Last Payment Date          12/06-08/09    07/05-08/07    07/04-03/06    11/03-04/05    03/03-07/04
Payment Windows (mos.)            78 - 110 (33)   61 - 86 (26)   49 - 69 (21)   41 - 58 (18)   33 - 49 (17)

A-5 (To Call)
Average Life (yrs.)                   9.13           7.13           5.71           4.80           4.05
First - Last Payment Date          08/09-08/09    08/07-08/07    03/06-03/06    04/05-04/05    07/04-07/04
Payment Windows (mos.)            110 - 110 (1)   86 - 86 (1)    69 - 69 (1)    58 - 58 (1)    49 - 49 (1)

B-1 (To Call)
Average Life (yrs.)                   7.51           5.83           4.71           4.05           3.65
First - Last Payment Date          12/04-08/09    12/03-08/07    07/03-03/06    08/03-04/05    09/03-07/04
Payment Windows (mos.)            54 - 110 (57)   42 - 86 (45)   37 - 69 (33)   38 - 58 (21)   39 - 49 (11)

B-2 (To Call)
Average Life (yrs.)                   6.96           5.40           4.38           3.78           3.43
First - Last Payment Date          12/04-08/09    12/03-08/07    07/03-03/06    07/03-04/05    07/03-07/04
Payment Windows (mos.)           54 - 110 (57)    42 - 86 (45)   37 - 69 (33)   37 - 58 (22)   37 - 49 (13)
                                                               ---------------

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       PREPAYMENT SCENARIOS - TO MATURITY
                       ----------------------------------

                                                                   ---------------
                                                                       Pricing
---------------------------------------------------------------------------------------------------------------
PPC                                        75%             100%            125%            150%           175%
---------------------------------------------------------------------------------------------------------------
A-1 (To Maturity)
Average Life (yrs.)                    1.43             1.16            1.00            0.89           0.80
First - Last Payment Date           07/00-04/03      07/00-08/02     07/00-04/02     07/00-01/02    07/00-11/01
Payment Windows (mos.)              1 - 34 (34)      1 - 26 (26)     1 - 22 (22)     1 - 19 (19)    1 - 17 (17)

A-2 (To Maturity)
Average Life (yrs.)                    3.08             2.42            2.00            1.72           1.51
First - Last Payment Date           04/03-11/03      08/02-02/03     04/02-09/02     01/02-05/02    11/01-02/02
Payment Windows (mos.)              34 - 41 (8)      26 - 32 (7)     22 - 27 (6)     19 - 23 (5)    17 - 20 (4)

A-3 (To Maturity)
Average Life (yrs.)                    4.76             3.69            3.00            2.50           2.15
First - Last Payment Date           11/03-12/06      02/03-07/05     09/02-07/04     05/02-11/03    02/02-03/03
Payment Windows (mos.)              41 - 78 (38)     32 - 61 (30)    27 - 49 (23)    23 - 41 (19)   20 - 33 (14)

A-4 (To Maturity)
Average Life (yrs.)                    8.38             6.45            5.20            4.28           3.56
First - Last Payment Date           12/06-11/14      07/05-04/12     07/04-05/10     11/03-01/09    03/03-11/07
Payment Windows (mos.)             78 - 173 (96)    61 - 142 (82)   49 - 119 (71)   41 - 103 (63)   33 - 89 (57)

A-5 (To Maturity)
Average Life (yrs.)                    11.58             9.27            7.63            6.53           5.65
First - Last Payment Date           09/09-11/14      09/07-04/12     04/06-05/10     05/05-01/09    08/04-11/07
Payment Windows (mos.)             111 - 173 (63)   87 - 142 (56)   70 - 119 (50)   59 - 103 (45)   50 - 89 (40)

B-1 (To Maturity)
Average Life (yrs.)                    9.57             7.58            6.21            5.28           4.71
First - Last Payment Date           12/04-05/15      12/03-09/12     07/03-09/10     08/03-04/09    09/03-02/08
Payment Windows (mos.)            54 - 179 (126)   42 - 147 (106)   37 - 123 (87)   38 - 106 (69)   39 - 92 (54)

B-2 (To Maturity)
Average Life (yrs.)                    7.82             6.03            4.87            4.10           3.65
First - Last Payment Date           12/04-05/15      12/03-09/12     07/03-09/10     07/03-04/09    07/03-02/08
Payment Windows (mos.)            54 - 179 (126)   42 - 147 (106)   37 - 123 (87)   37 - 106 (70)   37 - 92 (56)
                                                                  ----------------


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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